UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 4, 2015
Date of Report (Date of Earliest Event Reported)

FIRST POTOMAC REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-31824	37-1470730
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7600 Wisconsin Avenue, 11th Floor
Bethesda, Maryland 20814
(Address of Principal Executive Offices) (Zip Code)

(301) 986-9200
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Amended, Restated and Consolidated Credit Agreement

On December 4, 2015, First Potomac Realty Investment Limited Partnership, the operating partnership (the “Operating Partnership”) of First Potomac Realty Trust (the “Company”), and the Company entered into an Amended, Restated and Consolidated Credit Agreement (the “Restated Credit Agreement”), among the Operating Partnership, as borrower, the Company, as parent, KeyBank National Association (“KeyBank”), as a lender and administrative agent, and the other lenders and agents party thereto, which provides for unsecured revolving loan commitments and term loans in an aggregate amount of $600 million.

The Restated Credit Agreement amends, restates and consolidates (a) the Amended and Restated Revolving Credit Agreement, dated October 16, 2013, as amended (the “Prior Revolving Credit Agreement”) and (b) the Amended and Restated Term Loan Agreement, dated October 16, 2013, as amended (the “Prior Term Loan Agreement”, and together with the Prior Revolving Credit Agreement, collectively, the “Prior Credit Agreements”), to, among other things: (i) consolidate a $300 million unsecured revolving credit facility (the “Revolving Facility”) and a $300 million unsecured term loan facility (the “Term Loan Facility”), consisting of a $100 million tranche A term loan (“Tranche A”), a $100 million tranche B term loan (“Tranche B”) and a $100 million tranche C term loan (“Tranche C”), (ii) reduce the applicable spread on the interest rate for all borrowings, as further described below; (iii) extend the applicable maturity dates under the Prior Credit Agreements to dates that are four to seven years following the closing date, as further described below; (iv) reduce the capitalization rates used in the calculation of certain asset values for purposes of the financial covenants; (v) eliminate the negative covenant concerning investment limitations and (vi) add capacity under the restricted payments covenant to redeem the Series A preferred shares. The Restated Credit Agreement also contains an accordion feature that allows for future expansion of the aggregate commitments by up to an additional $300 million, subject to certain conditions, including obtaining agreements from one or more new or existing lenders to provide such additional commitments.

The Revolving Facility has an initial maturity date of December 4, 2019, and provides for two six-month extension options (allowing for a potential maximum extension of one year), each of which may be exercised upon the Operating Partnership’s payment of a 7.5 basis-point extension fee and the satisfaction of certain other customary conditions. The Restated Credit Agreement provides for an interest rate on all borrowings under the Revolving Facility, at the Operating Partnership’s election, of (i) LIBOR plus a margin ranging from 135 to 210 basis points (compared to 150 to 205 basis points under the Prior Revolving Credit Agreement) or (ii) a base rate plus a margin ranging from 35 to 110 basis points (compared to 50 to 105 basis points under the Prior Revolving Credit Agreement), in each case depending on the Company’s ratio of consolidated total indebtedness to consolidated gross asset value. In the event that the Company or the Operating Partnership obtains a credit rating of BBB-/Baa3 (or the equivalent) or higher assigned to its senior unsecured long-term debt by Standard & Poor’s Financial Services LLC or Moody’s Investors Service, Inc. (such date, the “Investment Grade Rating Date”), the Operating Partnership may make a one-time irrevocable election to have the interest rate on all borrowings determined on the basis of the applicable credit rating level (the “Ratings Grid Election”), which would be either (x) LIBOR plus a margin ranging from 85 to 155 basis points (compared to 97.5 to 175 basis points under the Prior Revolving Credit Agreement) or (y) a base rate plus a margin ranging from zero to 55 basis points, in each case depending on the credit rating. Prior to the Ratings Grid Election, the Operating Partnership is required to pay a commitment fee on unused commitments under the Revolving Facility at a rate of 15 or 25 basis points, depending on the level of utilization. Following the Ratings Grid Election, such unused fee would be replaced by a facility fee payable on the entire commitment amount under the Revolving Facility at a rate ranging from 12.5 to 30 basis points, depending on the credit rating. The amount available for the Operating Partnership to borrow at any time under the Revolving Facility is limited to the lower of $300 million and the maximum amount that would be permitted to be borrowed without resulting in a default under the financial covenants described below. As of December 4, 2015, the Operating Partnership had the ability to borrow up to the full amount of the $300 million commitment and had borrowed $170 million under the Revolving Facility.

The Tranche A, Tranche B and Tranche C term loans mature on December 4, 2020, May 4, 2021 and December 4, 2022, respectively. The Restated Credit Agreement provides for an interest rate on the outstanding balance of the Term Loan Facility, at the Operating Partnership’s election, of either:

(i)
LIBOR plus a margin ranging from 130 to 205 basis points in the case of Tranche A (compared to 145 to 200 basis points under the Prior Term Loan Agreement), 130 to 205 basis points in the case of Tranche B (compared to 160 to 215 basis points under the Prior Term Loan Agreement) and 160 to 240 basis points in the case of Tranche C (compared to 190 to 255 basis points under the Prior Term Loan Agreement), in each case depending on the Company’s ratio of consolidated total indebtedness to consolidated gross asset value, or

(ii)
a base rate plus a margin ranging from 30 to 105 basis points in the case of Tranche A (compared to 45 to 100 basis points under the Prior Term Loan Agreement), 30 to 105 basis points in the case of Tranche B (compared to from 60 to 115 basis points under the Prior Term Loan Agreement) and 60 to 140 basis points in the case of Tranche C (compared to 90 to 155 basis points under the Prior Term Loan Agreement), in each case depending on the Company’s ratio of consolidated total indebtedness to consolidated gross asset value.

Following the Ratings Grid Election, the applicable interest rate on the outstanding balance of the term loans would, at the Operating Partnership’s election, be either:

(i)
LIBOR plus a margin ranging from 92.5 to 175 basis points in the case of Tranche A (compared to 110 to 200 basis points under the Prior Term Loan Agreement), 92.5 to 175 basis points in the case of Tranche B (compared to 125 to 215 basis points under the Prior Term Loan Agreement) and 135 to 230 basis points in the case of Tranche C (compared to 145 to 240 basis points under the Prior Term Loan Agreement), in each case depending on the credit rating, or

(ii)
a base rate plus a margin ranging from zero to 75 basis points in the case of Tranche A (compared to 10 to 100 basis points under the Prior Term Loan Agreement), zero to 75 basis points in the case of Tranche B (compared to 25 to 115 basis points under the Prior Term Loan Agreement) and 35 to 130 basis points in the case of Tranche C (compared to 45 to 140 basis points under the Prior Term Loan Agreement), in each case depending on the credit rating.

The Restated Credit Agreement allows the Operating Partnership to prepay any Tranche A or Tranche B term loans, in whole or in part, without premium or penalty. Tranche C term loans are subject to prepayment premiums of 2% if the prepayment occurs during the first year following the closing date and 1% if the prepayment occurs during the second year following the closing date. Thereafter, the Operating Partnership may prepay the Tranche C term loan, in whole or in part, without premium or penalty.

The Restated Credit Agreement includes customary representations and warranties and requires ongoing compliance with various restrictive covenants that, except as noted above, are substantially similar to those included in the Prior Credit Agreements, including with respect to liens, indebtedness, restricted payments, mergers and asset sales. In addition, the Restated Credit Agreement requires that the Company and the Operating Partnership satisfy financial covenants that are substantially similar to those included in the Prior Credit Agreements, including:

•
total indebtedness not exceeding 60.0% (or, in the event that a material acquisition occurs, 65.0% for up to two consecutive fiscal quarters commencing with the quarter in which such material acquisition occurs) of gross asset value;

•	secured indebtedness not exceeding 40.0% of gross asset value;

•	a minimum fixed charge coverage ratio (defined as the ratio of adjusted EBITDA to fixed charges) of not less than 1.50 to 1.00;

•
a minimum tangible net worth (defined as gross asset value less total indebtedness) of not less than (i) $601,201,775, plus (ii) 80.0% of the net proceeds of certain future equity issuances by the Company;

•
a maximum unencumbered leverage ratio (defined as the ratio of unsecured debt to the value of certain unencumbered properties) of 60.0% (or, in the event that a material acquisition occurs, 65.0% for up to two consecutive fiscal quarters commencing with the quarter in which such material acquisition occurs); and

•
a minimum unencumbered interest coverage ratio (defined as the ratio of the adjusted net operating income of certain unencumbered properties to interest expense on unsecured debt) of at least 1.75 to 1.00.

The Restated Credit Agreement also includes customary events of default, the occurrence of which, following any applicable cure period, would permit the lenders thereunder to, among other things, declare the principal, accrued interest and other obligations of the Operating Partnership under the Restated Credit Agreement to be immediately due and payable.

Certain of the Operating Partnership’s subsidiaries also entered into a guaranty agreement (the “Subsidiary Guaranty”) in favor of KeyBank, as agent for the lenders, pursuant to which such subsidiaries agreed to guarantee the obligations of the Operating Partnership under the Restated Credit Agreement. Subject to certain conditions, such subsidiaries will no longer be required to act as guarantors and will be released from the obligations under the Subsidiary Guaranty, following the occurrence of the Investment Grade Rating Date. In addition to the Subsidiary Guaranty, the Company entered into a more limited springing guaranty agreement (the “Company Guaranty”), pursuant to which the Company agreed to guarantee the obligations of the Operating Partnership under the Restated Credit Agreement in limited circumstances where the Company breaches obligations to, among other things, maintain its status as a holding company with limited assets and liabilities. The obligations under the Company Guaranty will not be affected by the occurrence of the Investment Grade Rating Date.

The foregoing summary of the Restated Credit Agreement, the Subsidiary Guaranty and the Company Guaranty does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Credit Agreement, the Subsidiary Guaranty and the Company Guaranty, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 1.02.    Termination of a Material Definitive Agreement.

In connection with entering into the Restated Credit Agreement, the Company Guaranty and the Subsidiary Guaranty, the following guaranties in relation to the Prior Credit Agreements were terminated on December 4, 2015: (i) the Guaranty, dated as of October 16, 2013, by the Company and the subsidiary guarantors party thereto in favor of KeyBank National Association, in its capacity as administrative agent for the lenders under the Prior Revolving Credit Agreement, and (ii) the Guaranty, dated as of October 16, 2013, by the Company and the subsidiary guarantors party thereto in favor of KeyBank National Association, in its capacity as administrative agent for the lenders under the Prior Term Loan Agreement. Pursuant to the termination of these guaranties, the Company and the subsidiary guarantors were released from their guaranty of obligations under the Prior Credit Agreements. No prepayment fee or other penalties were incurred by the Company, the Operating Partnership or any subsidiary guarantor in connection with the termination of these guaranties.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Exhibit Description

10.1
Amended, Restated and Consolidated Credit Agreement, dated as of December 4, 2015, by and among First Potomac Realty Investment Limited Partnership, First Potomac Realty Trust, KeyBank National Association, as a lender and administrative agent, and the other lenders and agents party thereto.

10.2
Subsidiary Guaranty, dated as of December 4, 2015, by certain subsidiaries of the Operating Partnership in favor of KeyBank National Association, in its capacity as administrative agent for the lenders under the Amended, Restated and Consolidated Credit Agreement, dated as of December 4, 2015.

10.3
Parent Guaranty (Springing), dated as of December 4, 2015, by First Potomac Realty Trust in favor of KeyBank National Association, in its capacity as administrative agent for the lenders under the Amended, Restated and Consolidated Credit Agreement, dated as of December 4, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST

December 7, 2015	/s/ Samantha Sacks Gallagher
Samantha Sacks Gallagher
Executive Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1
Amended, Restated and Consolidated Credit Agreement, dated as of December 4, 2015, by and among First Potomac Realty Investment Limited Partnership, First Potomac Realty Trust, KeyBank National Association, as a lender and administrative agent, and the other lenders and agents party thereto.

10.2
Subsidiary Guaranty, dated as of December 4, 2015, by certain subsidiaries of the Operating Partnership in favor of KeyBank National Association, in its capacity as administrative agent for the lenders under the Amended, Restated and Consolidated Credit Agreement, dated as of December 4, 2015.

10.3
Parent Guaranty (Springing), dated as of December 4, 2015, by First Potomac Realty Trust in favor of KeyBank National Association, in its capacity as administrative agent for the lenders under the Amended, Restated and Consolidated Credit Agreement, dated as of December 4, 2015.

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